EXHIBIT 99.2

SECOND SUPPLEMENTAL INDENTURE

      This SECOND SUPPLEMENTAL INDENTURE, dated as of June 14, 2001 (this “Second Supplemental Indenture”), by and among PacifiCare Health Systems, Inc., a Delaware corporation (the “Company”), PacifiCare Health Plan Administrators, Inc. (the “Issuer”), an Indiana corporation and wholly-owned subsidiary of the Company and successor by a series of mergers to FHP International Incorporated (“FHP”), the original issuer of the Notes (as defined below), and THE CHASE MANHATTAN BANK, as trustee (the “Trustee”).

WITNESSETH:

      WHEREAS, the Issuer and the Trustee have heretofore executed and delivered an Indenture, dated as of September 22, 1993, as amended or supplemented, including by the First Supplemental Indenture (as defined below) (the “Indenture”), pursuant to which FHP actually issued $100,000,000 principal amount of 7% Senior Notes due 2003 (the “Notes”);

      WHEREAS, pursuant to the First Supplemental Indenture, dated as of February 14, 1997, by and among the Company, the Issuer and the Trustee (the “First Supplemental Indenture”), entered into upon the acquisition of FHP, the Company assumed jointly and severally to pay the principal and interest on the Notes, and assumed certain other related payment obligations in accordance with the terms of the Notes and Indenture and agreed to be bound by certain covenants of the Indenture;

      WHEREAS, on the date hereof $100,000,000 principal amount of the Notes remain issued and outstanding under the Indenture;

      WHEREAS, this Second Supplemental Indenture is being executed pursuant to an Offer to Purchase and Consent Solicitation Statement of the Company, dated June 1, 2001 (the “Statement”), and the related Letter of Transmittal and Consent;

      WHEREAS, the parties hereto are entering into this Second Supplemental Indenture to, among other things, (i) eliminate certain definitions and references to definitions contained in Section 101 and Section 102, respectively, of the Indenture, (ii) amend certain provisions contained in Section 202 of the Indenture and the form of Notes, (iii) eliminate certain Events of Default contained in Section 501 of the Indenture; (iv) eliminate and amend certain restrictive covenants contained in Articles 8 and 10 of the Indenture and (v) eliminate all references in the Indenture or the Notes to sections to be deleted in accordance with the preceding clauses (i), (ii), (iii) and (iv) (collectively, the “Amendments”);

      WHEREAS, Section 902 of the Indenture provides that the Company, the Issuer and the Trustee may amend or supplement the Indenture or the Notes with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding, subject to certain exceptions specified in Section 902 of the Indenture;

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      WHEREAS, the execution and delivery of this Second Supplemental Indenture and the adoption of the Amendments by the Company, the Issuer and the Trustee has been authorized by the consent of the Holders of a majority in aggregate principal amount of the Notes outstanding as of the date hereof (which majority does not include Notes owned by the Company, the Issuer or any of their affiliates); and

      WHEREAS, the execution and delivery of this Second Supplemental Indenture by each of the Company and the Issuer has been authorized by a resolution of the Board of Directors of each of the Company and the Issuer and, subject to the conditions set forth in the Statement, all acts, conditions and requirements necessary to make this Second Supplemental Indenture a valid and binding agreement in accordance with its terms and for the purposes herein set forth have been done and taken, and the execution and delivery of this Second Supplemental Indenture have been in all respects duly authorized;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and the foregoing premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, each party hereto hereby agrees, for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

Section 1. Definitions.

(a) For all purposes of this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the terms used herein shall have the respective meanings assigned to them in the Indenture.

(b) The definitions of all terms defined in Section 101, and the references to other definitions set forth in Section 102, of the Indenture that are used exclusively in Sections 202, 501(4), 501(5), 801, 1004, 1005, 1006, 1007, 1008, 1009 or 1010 of the Indenture are hereby deleted from Section 101 or Section 102, as the case may be.

Section 2. Amendment of Certain Provisions of Section 202 of the Indenture.

      Paragraph 7 of the form of Reverse of Note in Section 202 to the Indenture is hereby amended and restated in its entirety, to read as follows:

The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, merge or consolidate with or into, or sell, lease or otherwise transfer all or substantially all their Property to, any other Person.

Section 3. Elimination of Certain Provisions of Section 501 of the Indenture.

(a) Clause (4) of Section 501 of the Indenture is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

(b) Clause (5) of Section 501 of the Indenture is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

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Section 4. Elimination and Amendment of Certain Provisions of Articles 8 and 10 of the Indenture.

(a) Subsection (3) of Section 801 of the Indenture, entitled “Company May Consolidate, Etc., Only on Certain Terms,” is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

(b) Section 1004 of the Indenture, entitled “Corporate Existence,” is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

(c) Section 1005 of the Indenture, entitled “Maintenance of Property,” is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

(d) Section 1006 of the Indenture, entitled “Payment of Taxes and Other Claims,” is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

(e) Section 1007 of the Indenture, entitled “Limitation on Subsidiary Indebtedness and Preferred Stock,” is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

(f) Section 1008 of the Indenture, entitled “Limitation on Sale and Lease-Back Transactions,” is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

(g) Section 1009 of the Indenture, entitled “Limitations on Liens,” is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

(h) Section 1010 of the Indenture, entitled “Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries,” is hereby deleted in its entirety, together with any references thereto in the Indenture or the Notes.

Section 5. Operation of Second Supplemental Indenture.

      Upon execution by each of the parties hereto, this Second Supplemental Indenture shall be a valid and legally binding obligation and agreement of each of the parties hereto as of the date hereof, provided, that the Amendments and Sections 1, 2, 3 and 4 hereof shall only become effective and operative upon the purchase by the Company, by acceptance for payment, of all Notes that are validly tendered (and not withdrawn) pursuant to the Statement and the related Letter of Transmittal and Consent.

Section 6. Concerning the Trustee.

      The Trustee accepts the trusts of the Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture, as supplemented by this Second Supplemental Indenture, to which the parties hereto and the Holders from time to time of the Notes agree and, except as expressly set

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forth in the Indenture, as supplemented by this Second Supplemental Indenture, shall incur no liability or responsibility in respect thereof. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Company. The Trustee makes no representation and shall have no responsibility as to the validity or sufficiency of this Second Supplemental Indenture.

Section 7. Miscellaneous.

(a) Except as hereby expressly amended, the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

(b) All agreements of the Company and the Issuer in this Second Supplemental Indenture shall bind the Company’s or the Issuer’s successors, as the case may be. All agreements of the Trustee in this Second Supplemental Indenture shall bind its successors,

(c) THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(d) If and to the extent that any provision of this Second Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this Second Supplemental Indenture or in the Indenture by the Trust Indenture Act, the required provision shall control.

(e) The titles and headings of the sections of this Second Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

(f) This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall represent one and the same agreement.

(g) In case any provision of this Second Supplemental Indenture shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or of the Indenture shall not in any way be affected or impaired thereby.

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      IN WITNESS WHEREOF, the parties hereto have caused this SECOND SUPPLEMENTAL INDENTURE to be duly executed, and their respective corporate seals to be hereunto affixed, as of the date first written above.

PACIFICARE HEALTH SYSTEMS, INC.

By:	/s/ Coy F. Baugh

Name: Coy F. Baugh Title: Vice President and Treasurer

PACIFICARE HEALTH PLAN ADMINISTRATORS, INC.

By:	/s/ Coy F. Baugh

Name: Coy F. Baugh Title: Treasurer

THE CHASE MANHATTAN BANK, AS TRUSTEE

By:	/s/ Philbert G. Jones

Name: Philbert G. Jones Title: Assistant Vice President

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